Exhibit 99.2

NANOPHASE TECHNOLOGIES CORPORATION

NON-EMPLOYEE DIRECTOR

DEFERRED COMPENSATION PLAN

The purpose of the Nanophase Technologies Corporation Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan” or the “Plan”) is to provide tax-deferred savings to non-employee directors by allowing them to elect to defer directors’ fees otherwise payable to them for service as a member of the Nanophase Technologies Corporation’s (the “Company’s”) Board of Directors (the “Board”). The Deferred Compensation Plan also provides a mechanism for the deferral of restricted stock as permitted under the Nanophase Technologies Corporation 2005 Non-Employee Director Restricted Stock Plan (the “Director Stock Plan”). The Company believes that the Deferred Compensation Plan will assist with the retention and recruitment of non-employee directors, thereby benefiting the Company.

ARTICLE I

ADMINISTRATION OF THE PLAN

Section 1.1 Committee Authority and Determinations. The Compensation and Governance Committee of Company’s Board (the “Committee”) shall have the sole discretionary authority to (a) construe, interpret, apply and enforce the terms of the Deferred Compensation Plan, including, without limitation, the discretionary power and authority to remedy ambiguities, inconsistencies, omissions and erroneous calculations, (b) make any rules and regulations the Committee determines are consistent with the terms of, and necessary or advisable in connection with the administration of, the Plan, (c) modify or rescind such rules or regulations and (d) make such other determinations and take such action as the Committee deems necessary or advisable. All the Committee’s determinations under the Deferred Compensation Plan shall be binding on anyone having any interest in the Plan. All the Committee’s powers shall be executed in the Company’s best interest, not as a fiduciary, and in keeping with the Plan’s objectives. The Committee’s determinations under the Plan need not be uniform as to similarly situated individuals. The Committee may retain any accounting, legal, clerical and other services reasonably required by it in the administration of the Deferred Compensation Plan. The Committee may agree to pay reasonable compensation for such services, and the Company shall pay all of the reasonable expenses of the administration of this Plan.

Section 1.2 Claim Procedure. The Committee will establish a process for Participants and beneficiaries to submit claims and for the Committee to make decisions on claims under the Plan.

ARTICLE II

ELIGIBILITY AND PARTICIPATION

Section 2.1 Eligibility for Participation. Eligibility to participate in the Deferred Compensation Plan is limited to any individual serving on Company’s Board who is not an employee.

Section 2.2 Election to Participate. Each individual eligible to participate shall become a participant (a “Participant”) by electing, in a manner prescribed by the Committee, to have units credited to him or her during any calendar year pursuant to Article III based on a percentage of his of her “eligible compensation” otherwise payable for services to the Company. For this purpose, the term “eligible compensation” shall include all fees to be paid in cash to a director. Notwithstanding anything to the contrary, any election to defer compensation shall not apply to any compensation attributable to services already rendered or any compensation already paid at the time of an election.

Section 2.3 Plan Year Elections. The Deferred Compensation Plan year shall be January 1st through December 31st. Each eligible individual who wishes to participate in the Plan and defer a portion of his or her eligible compensation must submit an election form no later than December 31st of the year immediately prior to the plan year with respect to which the election is to be effective, provided that a newly eligible non-employee director may submit an election within thirty (30) days of the date on which he or she first becomes a non-employee director (to be effective for compensation attributable to service no yet rendered or any eligible compensation not yet paid).

Section 2.4 Changes to Election. At the election of the Participant, an election to defer eligible compensation under this Plan may either: (a) continue in effect until the Participant elects to change or to discontinue the election or (b) apply for a single plan year only. Any change or discontinuance of an election to defer eligible compensation shall be effective for the plan year beginning after the change or discontinuance notice is received by the Committee. To be effective, elections must be made on a form and in a manner prescribed by the Committee. Any change or discontinuance of an election to defer compensation shall not apply to any compensation attributable to services already rendered or any compensation already paid to the Participant at the time of the election.

Section 2.5 Duration of Participation. A Participant shall continue to be a Participant until the entire amount due under the Plan, if any, is paid to the Participant and/or his or her beneficiary.

Section 2.6 Participant Obligations. Each Participant is bound by all of the terms and conditions of the Deferred Compensation Plan, all rules and regulations established from time to time by the Committee and all decisions made by the Committee in accordance with the the Plan. Each Participant must furnish to the Committee all pertinent information and execute all forms, agreements and other instruments request by the Committee.

ARTICLE III

CREDITING OF ACCOUNTS

Section 3.1 Account. The Committee shall establish a bookkeeping account (the “Account”) on behalf of each Participant under the Deferred Compensation Plan. Over the course of each plan year, the Committee shall accrue the amount of eligible compensation elected by the Participant to be deferred under the Plan and credit each Participant’s Account accordingly. In a manner and at times prescribed by the Committee, the Committee shall credit and/or debit each Participant’s Account based upon the performance of a Participant’s deemed investments.

Section 3.2 Deemed Investments.

(a) Investment Fund. Any eligible compensation deferred under this Plan shall be deemed to be invested in five (5) year U.S. Treasury Bonds. A Participant may not elect to diversify the portion of his or her Account deemed invested in such U.S. Treasury Bonds.

(b) Company Stock. Any restricted stock deferred pursuant to the terms of the Director Stock Plan shall be deemed to be invested in Nanophase Technologies Corporation common stock, par value $0.01 per share (“Common Stock”). The Participant shall assume all risks in connection with the value credited or debited to the Participant’s Account as a result of his or her deemed investment in

Common Stock and may not elect to diversify the portion of his or her Account deemed invested in Common Stock.

ARTICLE IV

PAYMENT OF BENEFITS

Section 4.1 Vesting. Each Participant shall be 100% vested at all times in amounts held in his or her Account attributable to the deferral of eligible compensation. The vesting of amounts held in a Participant’s Account attributable to the deferral of restricted stock shall be subject to the Participant’s restricted stock award issued under the Director Stock Plan.

Section 4.2 Payment of Benefits. As soon as administratively possible following: (a) a Participant’s separation from service to the Company, at any time and for any reason or (b) a “change in the ownership or effective control of the Company” the Company shall make a single lump sum payment to the Participant (or the Participant’s beneficiary, if applicable) equal to the amount credited to his or her Account. Amounts deemed to be invested in the investment fund shall be paid in cash and amounts deemed to be invested in Common Stock shall be paid in the form of Common Stock under the Director Stock Plan. The number of shares of Common Stock to be so paid under the Director Stock Plan to or on behalf of the Participant shall be equal to the number of shares of Common Stock deemed to be held in the Participant’s Account at the time payment is made. For this purpose, the term “change in the ownership or effective control of the Company” shall include any transaction or event, or series of transactions or events, whether voluntary or involuntary, that results in, or as a consequence of which, any of the following occur: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 [the “Exchange Act”]) directly or indirectly becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing a majority of the voting power of the then-outstanding securities of the Company, except where the acquisition is approved by the Board; (ii) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which the shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iii) the sale or other disposition of all or substantially all of the assets of the Company (as those terms are defined in applicable guidance or regulations of the United States Internal Revenue Service); or (iv) a liquidation or dissolution of the Company.

Section 4.3 Beneficiaries. A Participant may designate in writing on a form provided by or acceptable to the Committee a beneficiary or beneficiaries to be paid any benefits that are payable under the Deferred Compensation Plan following the Participant’s death. In the absence of any written designation of a beneficiary or a surviving beneficiary, any benefits payable under the Plan following the Participant’s death shall be payable to his or her estate.

Section 4.4 Limitations on Issuance or Transfer of Common Stock. Notwithstanding the terms of the Deferred Compensation Plan, the Director Stock Plan may delay or condition the issuance of any Common Stock pursuant to Section 3.1 of the Director Stock Plan.

Section 4.5 Withholding of Taxes. Any taxes required to be paid by law with respect to the benefits paid under the Deferred Compensation Plan may be satisfied by reducing cash or other compensation otherwise payable to the Participant (or his or her beneficiary).

ARTICLE V

FUNDING

The Company intends the Deferred Compensation Plan to be unfunded for federal income tax purposes. Accordingly, the Company’s obligations under this Plan shall be general obligations of the Company and shall not be secured in any manner. The eventual payment of benefits under this Plan shall not be secured by the issuance of any negotiable instrument or other evidence of indebtedness of the Company. The Company may establish a trust and place assets or shares of Common Stock in such trust to assist it in meeting the obligations under the Plan. No participant, beneficiary or other person shall be deemed to have any property interest, legal or equitable, in any specific assets of the Company as a result of the benefits provided by this Plan. To the extent that any person acquires any right to receive payments under this Plan, that right shall be no greater than, nor shall it have any preference or priority over, the rights of any unsecured general creditor of the Company. In no event shall any of the directors, officers or employees of the Company or any affiliate be liable in their individual capacities to any person whomsoever for the payment of benefits under the Plan.

ARTICLE VI

GENERAL MATTERS

Section 5.1 Amendment and Termination of the Plan. The Committee reserves the right to amend the Deferred Compensation Plan at any time and in any fashion as it deems advisable. No amendment to the Plan may have any retroactive effect that deprives any Participant or a beneficiary of any material benefit, right or feature to which the Participant is entitled under the terms of this Plan immediately prior to the effective date of the amendment. The Committee reserves the right to terminate the Plan at any time. If permitted by applicable law, upon the termination of the Plan, the Committee may in its sole discretion elect to cause all accumulated benefits under the Plan in a Participant’s Account to be paid.

Section 5.2 Adjustment. In the event that any dividend is paid by the Company with respect to Common Stock (whether in the form of cash, Common Stock or other property) or with respect to any of the investment funds, then the Committee shall, in such manner it deems equitable or appropriate, adjust the amount credited to the Participant’s Account and/or under the Director Stock Plan to reflect such dividend. In the event that a recapitalization, reorganization, merger, consolidation, spin-off, repurchase or share exchange or other similar corporate transaction or event occurs with respect to the Company such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of the Participants under the Plan or the Director Stock Plan, then the Committee shall, in such manner it deems equitable or appropriate, adjust the amount credited to the Participant’s Account or pursuant to the terms of the Director Stock Plan.

Section 5.3 Miscellaneous.

(a) Rights of Participants. Neither the Deferred Compensation Plan nor any action taken under it shall interfere with any rights the shareholders have in the absence of such participation to determine the duration of the Participant as a director of the Company.

(b) Waiver of Breach and Entire Agreement. If the Company, the Committee or any Participant fails to require the performance of any term of the Deferred Compensation Plan, then that failure does not prevent the party from later enforcing that term. If the Company, the Committee or any Participant waives a breach of a term, then that waiver is not treated as waiving a later breach of the term.

Subject to the terms of the Director Stock Plan, this Deferred Compensation Plan constitutes the entire agreement of the parties with respect to this Plan and the Accounts, and a Participant may not rely on any promises, representations or undertakings other than those expressly set forth in this Plan or the Director Stock Plan.

(c) Severability. If any part of the Deferred Compensation Plan is for any reason found to be unenforceable, it shall not affect the other provisions, and this Plan shall remain in effect as though the unenforceable provisions were omitted. Upon a determination that any term or other provision is unenforceable, the Committee shall in good faith amend the Plan so as to give effect to the original intent of the Committee as closely as possible.

(d) Non-Assignability. Without the consent of the Committee or the Board, neither a Participant nor any beneficiary has the right to sell, transfer, encumber or otherwise convey or assign any right to receive any payment, or any other benefit, under this Deferred Compensation Plan or the Director Stock Plan. No part of amounts payable under this Plan will be subject to seizure or sequestration to pay any debts or judgments owned by a Participant or a beneficiary to any person or entity other than the Company.

(e) Tax Treatment. The Company and the Committee make no warranties to any person regarding tax treatment of participation in the Deferred Compensation Plan and makes no warranties for any action or omission of the Company, the Committee or a Participant in connection with such tax treatment. Each Participant will hold harmless the Committee, the Company, its affiliates and each of their respective officers, directors, employees, agents and advisors providing services with respect to this Plan, from and against any and all liabilities, losses, costs and expenses (including reasonable legal fees) of every kind and nature that may be imposed on, incurred by or asserted against such person or entity at any time resulting from any income tax position taken by such person or entity in good faith in connection with the Deferred Compensation Plan.

(f) Successors. All the Company’s obligations under this Plan shall be binding on any successor to the Company, whether by direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all the business or assets of the Company.

(g) Governing Law. The validity, construction and effect of the Deferred Compensation Plan shall be governed in accord with the laws of the State of Delaware.